ZIMBABWE

MINING LEASE TITLE

Printed by Printflow (Private) Limited

MINING AFFAIRS BOARD
HARARE

Date of Issue 19 AUGUST 2015

Approved by Mining Affairs Board

Secretary

ZIMBABWE

MINING LEASE TITLE

Registered No. 35

THIS IS TO CERTIFY THAT, under and subject to the provisions of Part VIII of the Mines and Minerals Act [*Chapter 21:05*], a Mining Lease has this day been issued in the name of—

METALLON GOLD ZIMBABWE (PRIVATE) LIMITED

Particulars whereof are as stated hereunder:

Mining District MASHONALAND CENTRAL

Principal mineral to be mined GOLD

Other minerals to be mined —

Area of lease in hectares 1955.5 hectares

(Stated in words ONE THOUSAND NINE HUNDRED AND FIFTY FIVE POINT FIVE) hectares

Special Conditions NIL

Description of Area AS DESCRIBED IN THE ATTACHED SCHEDULE OF GENERAL NOTICE 345 OF 2015 IN THE GOVERNMENT GAZETTE - (MAZOWE MINE)

Registered Mining Locations incorporated AS LISTED IN THE GENERAL NOTICE 345 OF 2015

Registered Mining Locations (Precious Metal) for which Extra Lateral Rights preserved:

NONE

Signed

Chairman Mining Affairs Board

Additions to Mining Lease Area

Date of addition..

Additional area, in hectares..................................

Description of additional area..

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Registered Mining Locations included in additional area ....

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Registered Mining Locations (P.M.) in additional area for which Extra Lateral Rights are preserved..

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Signed ....

Chairman, Mining Affairs Board

Date of addition..

Additional area, in hectares..................................

Description of additional area..

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Registered Mining Locations included in additional area ....

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Registered Mining Locations (P.M.) in additional area for which Extra Lateral Rights are preserved..

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Signed ....

Chairman, Mining Affairs Board

Date of addition..

Additional area, in hectares..................................

Description of additional area..

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Registered Mining Locations included in additional area ....

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Registered Mining Locations (P.M.) in additional area for which Extra Lateral Rights are preserved..

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Signed ....

Chairman, Mining Affairs Board

Date of addition..

Additional area, in hectares..................................

Description of additional area..

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Registered Mining Locations included in additional area ....

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Registered Mining Locations (P.M.) in additional area for which Extra Lateral Rights are preserved..

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Signed ....

Chairman, Mining Affairs Board

Abandonments of Area of Mining Lease

Area abandoned, in hectares ....

Description of area abandoned..

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Registered Mining Locations (P.M.) situated in area abandoned for which Extra Lateral Rights were preserved..

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Date of abandonment posted by Mining Commissioner ....

Signed ....
Chairman, Mining Affairs Board

Area abandoned, in hectares ....

Description of area abandoned..

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Registered Mining Locations (P.M.) situated in area abandoned for which Extra Lateral Rights were preserved..

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Date of abandonment posted by Mining Commissioner..

Signed ....
Chairman, Mining Affairs Board

Area abandoned, in hectares ....

Description of area abandoned..

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Registered Mining Locations (P.M.) situated in area abandoned for which Extra Lateral Rights were preserved..

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Date of abandonment posted by Mining Commissioner..

Signed ....
Chairman, Mining Affairs Board

Area abandoned, in hectares ....

Description of area abandoned..

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Registered Mining Locations (P.M.) situated in area abandoned for which Extra Lateral Rights were preserved ....

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Date of abandonment posted by Mining Commissioner..

Signed ....
Chairman, Mining Affairs Board

SCHEDULE "C"

Date of Approval by Board	Date of Registration of Transfer by Mining Commissioner	Transferee	Signature of Mining Commissioner
29/03/2016	03/08/2016	NUDARA MINING Company Pvt Ltd	[signature]

MINISTRY OF MINES AND MINING DEVELOPMENT
PROVINCIAL MINING DIRECTOR
02 SEP 2016
P.O. BOX 1012, BINDURA
ZIMBABWE TEL. 0271-7184

OPTIONS/REGISTERED TRIBUTES

Option Tribute No.	Date of Registration	Period	Remarks

HYPOTHECATIONS

Hypothecation No.	Holder	Signature of secretary for Mines

MISCELLANEOUS REMARKS

ZIMBABWEAN

GOVERNMENT GAZETTE

Published by Authority

Vol. XCIII, No. 41 5th JUNE, 2015 Price US$2,00

General Notice 173 of 2015.

MINES AND MINERALS ACT [*CHAPTER 21:05*]

Application for a Mining Lease: Mazowe Mine

IT is hereby notified, in terms of section 138(a) of the Mines and Minerals Act [*Chapter 21:05*], that Metallon Gold Zimbabwe (Private) Limited, has applied to the Mining Affairs Board for a mining lease, map references: Concession 1730B4 and 1730D2 of scale 1:50 000, published by the Surveyor-General, Harare, for an area that is described in the Schedule. The area to which the application relates is more clearly shown on a plan lodged with the Mining Commissioner, Mashonaland Central Mining District, and by the beacons erected on the ground. The principal mineral to be mined is gold.

Any person wishing to object to the issue of the Mining Lease should do so in writing, stating the reasons for objection to the Mining Commissioner, Mashonaland Central Mining Province, P.O. Box 7709, Causeway, within a period of 30 days from the date of publication of this notice in the *Gazette*.

PROF. F. P. GUDYANGA,
Mining Commissioner.

5-6-2015.

SCHEDULE

DESCRIPTION OF AREA

An area approximately 247 claims of 2939.6 hectares situated in Mashonaland Central Mining District bounded by a line commencing at a point "FB" which is a claim beacon on Mine block (Dunstable 20) (grid reference 36K27839558064131); thence on a true bearing of approximately 82.29 for a distance of approximately 0.30 kilometres to a point "FC" (claim beacon-grid reference 36K27809748064088); thence on a true bearing of approximately 80.14 for a distance of approximately 0.10 kilometres to a point "FD" (claim beacon- grid reference 36K27799338064075); thence on a true bearing of approximately 79.22 for a distance of approximately 0.30 kilometres to a point "FE" (claim beacon grid ref 36K27769908064016); thence on a true bearing of approximately 79.23 for a distance of approximately 0.04 kilometres to a point "FF"(claim beacon-grid reference 36K27765878064008); thence on a true bearing of approximately 85.46 for a distance of approximately 0.28 kilometres to a point "FG" (grid ref 36K27737648063984); thence on a true bearing of approximately 80.45 for a distance of approximately 0.12 kilometres to a point "FH" (grid ref 36K27725388063963); thence on a true bearing of approximately 80.45 for a distance of approximately 0.09 kilometres to a point "FJ"(grid ref 36K27716188063947); thence on a true bearing of approximately 80.45 for a distance of approximately 0.01 kilometres to a point "FK" (grid ref 36K27715948063947); thence on a true bearing of approximately 90.34 for a distance of approximately 0.16 kilometres to a point "FL" (grid ref 36K27700088063947); thence +36K27678608063915); thence on a true bearing of approximately 81.55 for a distance of approximately 0.30 kilometres to a point "FN" (grid ref 36K27648948063870); thence on a true bearing of approximately 81.55 for a distance of approximately 0.06 kilometres to a point "FP" (claim beacon-grid ref 36K27643208063861); thence on a true bearing of approximately 156.38 for a distance of approximately 0.29 kilometres to a point "FQ" (claim beacon-grid ref 36K27631638064122); thence on a true bearing of approximately 178.38 for a distance of approximately 0.31 kilometres to a point "FR" (claim beacon-grid ref 36K27630588064427); thence on a true bearing of approximately 178.38 for a distance of approximately 0.30 kilometres to a point "FS" (claim beacon-grid ref 36K27629548064732); thence on a true bearing of approximately 189.60 for distance of approximately 0.31 kilometres to a point "FT" (claim beacon-grid ref 36K27634528065033); thence on a true bearing of approximately 323.55 for a distance of approximately 0.20 kilometres to a point "FU" (claim beacon-grid ref 36K27646578064871); thence on a true bearing of approximately 323.55 for a distance of approximately 0.22 kilometres to a point "FV"(claim beacon-grid ref 36K27659528064697); thence on a true bearing of approximately 241.20 for a distance of approximately 1.00 kilometres to a point "FW" (claim beacon-grid ref 36K27685708064844); thence on a true bearing of approximately 241.20 for a distance of approximately 0.15 kilometres to a point "FX" (grid ref 36K27698938064918); thence on a true bearing of approximately 242.36 for a distance of approximately 0.28 kilometres to a point "FY" (claim beacon-grid ref 36K27723748065049); thence on a true bearing of approximately 114.22. for a distance of approximately 0.32 kilometres to a point "FZ" (claim beacon-grid 36K27694848065177); thence on a true bearing of approximately 223.53 for a distance of approximately 0.27 kilometres to a point "GA"(claim beacon-grid ref 36K27713148065371); thence on a true bearing of approximately 206.27 for a distance of approximately 0.33 kilometres to a point "GB" (claim beacon-grid ref 36K27727438065666); thence on a true bearing of approximately 166.39 for a distance of approximately 0.31 kilometres to a point "GC" (claim beacon-grid ref 36K27719888065970); thence on a true bearing of approximately 137.31 for a distance of approximately 0.25 kilometres to a point "GD" (claim beacon-grid ref 36K27702738066153); thence on a true bearing of approximately 109.53 for a distance of approximately 0.14 kilometres to a point "GE" (claim beacon-grid ref 36K27689328066200); thence on a true bearing of approximately 137.05 for a distance approximately 0.17 kilometres to a point "GF" (claim beacon-grid ref 36K27677688066322); thence on a true bearing of approximately 198.39 for a distance approximately 0.16 kilometres to a point "GG" (claim beacon-grid ref 36K27682708066476); thence on a true bearing of approximately 182.16 for a distance approximately 0.13 kilometres to a point "GH" (claim beacon-grid ref 36K27683068066602); thence on a true bearing of approximately 101.24. for a distance approximately 0.01 kilometres to a point "GJ" (grid ref 36K27682908066603); thence on a true bearing of approximately

true bearing of approximately 18.13 for a distance approximately 0.20 kilometres to a point "GL" (claim beacon-grid ref 36K27667928066131); thence on a true bearing of approximately 9.17 for a distance approximately 0.16 kilometres to a point "GM" (claim beacon-grid ref 36K27665508065972); thence on a true bearing of approximately 91.43 for a distance approximately 0.25 kilometres to a point "GN" (claim beacon-grid ref 36K27640068065977); thence on a true bearing of approximately 182.51 for a distance approximately 0.15 kilometres to a point "GP" (claim beacon-grid ref 36K27640658066127); thence on a true bearing of approximately 103.00 for a distance of approximately 0.27 kilometres to a point "GQ" (claim beacon-grid ref 36K27614138066186); thence on a true bearing of approximately 195.10 for a distance approximately 0.30 kilometres to a point "GR" (claim beacon-grid ref 36K27621688066476); thence on a true bearing of approximately 195.10 for a distance approximately 0.29 kilometres to a point "GS"(claim beacon-grid ref 36K27628988066757); thence on a true bearing of approximately 195.10 for a distance approximately 0.29 kilometres to a point "GT" (claim beacon-grid ref 36K27636188067034); thence on a true bearing approximately 93.51 for a distance approximately 0.11 kilometres to a point "GU" (grid ref 36K27625238067040); thence on true bearing of approximately 93.51. for a distance approximately 0.11 kilometres to a point "GV" (claim beacon-grid ref 36K27614658067046); thence on a true bearing of approximately 167.44 for a distance approximately 0.30 kilometres to a point "GW"(grid ref 36K27607978067338); thence on a true bearing of approximately 167.44 for a distance approximately 0.06 kilometres to a point "GX"(claim beacon-grid ref 36K27606578067400); thence on a true bearing of approximately 271.09 for a distance approximately 0.08 kilometres to a point "GY" (claim beacon-grid ref 36K27614838067399); thence on a true bearing of approximately 194.55. for a distance approximately 0.15 kilometres to a point "GZ" (grid ref 36K27618558067545); thence on a true bearing of approximately 194.55 for a distance approximately 0.15 kilometres to a point "HA" (grid ref 36K27622258067690); thence on a true bearing of approximately 194.55 for a distance approximately 0.18 kilometres to a point "A" (claim beacon-grid ref 36K27626738067866); thence on a true bearing of approximately 272.53 for a distance approximately 0.014 kilometres to a point "B" (grid ref 36K27628108067865); thence on a true bearing of approximately 272.53 for a distance approximately 0.31 kilometres to a point "C" (claim beacon-grid ref 36K27659038067853); thence on a true bearing of approximately 202.27 for a distance approximately 0.30 kilometres to a point "D" (grid ref 36K27670208068131); thence on a true bearing of approximately 202.27 for a distance approximately 0.09 kilometres to a point "E" (claim beacon-grid ref 36K27673648068217); thence on a true bearing of approximately 171.05 for a distance of approximately 0.30 kilometres to a point "F"(grid ref 36K27668678068513); thence on a true bearing of approximately 171.08. for a distance approximately 0.10 kilometres to a point "G" (claim beacon-grid ref 36K27667118068607); thence on a true bearing of approximately 265.29 for a distance of approximately 0.30 kilometres to a point "H" (claim beacon-grid ref 36K27697058068634); thence on a true bearing of approximately 267.13 for a distance of approximately 0.30 kilometres to a point "J" (claim beacon-grid ref 36K27727008068651); thence on a true bearing of approximately 267.13 for a distance of approximately 0.29 kilometres to a point "K" (grid ref 36K27755708068668); thence on a true bearing of approximately 272.53 for a distance approximately 0.13 kilometres to a point "L" (claim beacon-grid ref 36K27768658068663); thence on a true bearing of approximately 187.54 for a distance of approximately 0.05 kilometres to appoint "M" (grid ref 36K27769298068713); thence on a true bearing of approximately 187.55 for a distance of approximately 0.09 kilometres to a point "N" (grid ref 36K27707388068798); thence on a true bearing of approximately 193.59 for a distance of approximately 0.15 kilometres to a point "P" (claim beacon-grid ref 36K27773808068942); thence on a true bearing of approximately 267.35 for a distance of approximately 0.30 kilometres to a point "Q" (claim beacon-grid ref 36K27803758068958); thence on a true bearing of approximately 267.34 for distance of approximately 0.21 kilometres to a point "R" (claim beacon-grid ref 36K27824548068969); thence on a true bearing of 206.07 for a distance of 0.30 kilometres to a point "S" (claim beacon-grid ref 36K27837468069240); thence on a true bearing of approximately 206.07 for a distance of approximately 0.09 kilometres to appoint "U" (grid ref 36K27850398069510); thence on a true bearing of approximately 206.07 for a distance of approximately 0.30 kilometres to a point "V" (claim beacon-grid ref 36K27863318069781); thence on a true bearing of approximately 206.07 for a distance of approximately 0.10 kilometres to a point "W" (grid ref 36K27867468069868); thence on a true bearing of approximately 195.15 for a distance of approximately 0.28 kilometres to a point "X" (claim beacon-grid ref 36K27874428070134); thence on a true bearing of approximately 279.10 for a distance of approximately 0.23 kilometres to a point "Y" (claim beacon-grid ref 36K27897528070100); thence on a true bearing of approximately 36.19 for a distance of approximately 0.16 kilometres to appoint "Z" (claim beacon-grid ref 36K27888218069970); thence on a true bearing of approximately 308.35 for a distance of approximately 0.16 kilometres to a point "AA" (claim beacon-grid ref 36K27900708069873); thence on a true bearing of approximately 222.04 for a distance of approximately 0.13 kilometres to a point "AB" (grid ref 36K27909568069973); thence on a true bearing of approximately 222.06 for a distance of approximately 0.03 kilometres to a point "AC" (claim beacon-grid ref 36K27911588069996); thence on a true bearing of approximately 287.46 for a distance of approximately 0.10 kilometres to a point "AD" (claim beacon-grid ref 36K27921068069966); thence on a true bearing of approximately 03.41 for a distance of approximately 0.10 kilometres to a point "AE" (claim beacon-grid ref 36K27920548069869); thence on true bearing of approximately 83.27 for a distance of approximately 0.07 to a point "AF" (grid ref 36K27913618069861); thence on true bearing of approximately 83.27 for a distance of approximately 0.08 to a point "AG" (grid ref 36K27905558069850); thence on a true bearing of approximately 79.45 for a distance of approximately 0.24 kilometres to a point "AH" (claim beacon-grid ref 36K27881958069805); thence on true bearing of approximately 339.36 for a distance approximately 0.30 kilometres to a point "AJ" (claim beacon-grid ref 36K27892718069525); thence on a true bearing of approximately 339.36 for a distance of approximately 0.31 kilometres to a point "AK" (claim beacon–grid ref 36K27903768069237); thence on true bearing of approximately 293.07 for a distance of approximately 0.10 kilometres to a point "AL" (claim beacon-grid ref 36K27912768069200); thence on true bearing of approximately 263.24 for a distance of approximately 0.24 kilometres to a point "AM" (claim beacon-grid ref 36K27936388069230); thence on true bearing of approximately 285.17 for a distance of approximately 0.01 kilometres to a point "AP" (grid ref 36K27936668069229); thence on true bearing of approximately 285.19 for a distance of approximately 0.18 kilometres to a point "AQ" (claim beacon-grid ref 36K27954108069183); thence on true bearing of approximately 269.24 for a distance of approximately 0.30 kilometres to a point "AR" (claim beacon-grid ref 36K27984108069190); thence on true bearing of approximately 269.23 for a distance of approximately 0.12 kilometres to a point "AS" (grid ref 36K27995818069192); thence on a true bearing of approximately 270.21 for a distance of approximately 0.22 to a point "AT"(grid ref 36K28017608069193); thence on true bearing of approximately 359.45 for a distance approximately 0.08 kilometres to a point "AU" (grid ref 36K28017718069110); thence on a true bearing of approximately 359.45 for a distance of approximately 0.09 kilometres to a point "AV"(claim beacon-grid ref 36K28017848069024); thence on true bearing of approximately 275.36 for a distance of approximately 0.10 kilometres to a point "AW"(grid ref 36K28027978069015); thence on true bearing of approximately 296.11 for a distance of approximately 0.11 kilometres to a point "AX" (claim beacon-grid ref 36K28037478068969); thence on true bearing of approximately 05.44 for a distance of approximately 0.01 kilometres to a point "AY" (grid ref 36K28037408068961); thence on true bearing of approximately 05.44 for a distance of approximately 0.25 kilometres to a point "AZ" (claim beacon-grid ref 36K28035188068715); thence on true bearing of approximately 359.36 for a distance of approximately 0.22 kilometres to a point "BA" (claim beacon-grid ref 36K28035578068490); thence on true bearing of approximately 05.31 for a distance of approximately 0.25 kilometres to a point "BB" (claim beacon-grid ref 36K28033408068237); thence on true bearing of approximately 268.35 for a distance of approximately 0.24 kilometres to a point "BC" (claim beacon –grid ref 36K28057508068246); thence on

36K28061168068198); thence on true bearing of approximately 359.46 for a distance of approximately 0.09 kilometres to a point "BE" (grid ref 36K28061308068106); thence on true bearing of approximately 351.15 for a distance of approximately 0.07 kilometres to a point "BF" (claim beacon-grid ref 36K28062458068036); thence on true bearing of approximately 02.06 for a distance of approximately 0.11 kilometres to a point "BG" (claim beacon-grid ref 36K28062168067925); thence on true bearing of approximately 01.38 for a distance of approximately 0.01 kilometres to a point "BH" (grid ref 36K28062158067923); thence on true bearing of approximately 88.14 for a distance of approximately 0.03 kilometres to a point "BJ" (claim beacon-grid ref 36K28059298067922); thence on true bearing of approximately 351.32 for a distance of approximately 0.03 kilometres to a point "BK"(grid ref 36K28059748067894); thence on true bearing of approximately 353.44 for a distance of approximately 0.03 kilometres to a point "BL" (claim beacon-grid ref 36K28060088067866); thence on a true bearing of 262.12 for a distance of 0.08 kilometres to a point "BM" (grid ref 36K28068368067878); thence on true bearing of approximately 262.11 for a distance of approximately 0.22 kilometres to a point "BN" (claim beacon-grid ref 36K28089768067910); thence on a true bearing of approximately 261.52 for a distance of approximately 0.11 kilometres to a point "BP" (beacon-grid ref 36K2810029.8067926); thence on true bearing of approximately 222.43 for a distance of approximately 0.30 kilometres to a point "BQ" (grid ref 36K28114038067655); thence on a true bearing of approximately 333.43 for a distance of approximately 0.06 kilometres to a point "BR" (grid ref 36K28116548067606); thence on true bearing of approximately 333.51 for a distance of approximately 0.01 kilometres to a point "BS" (claim beacon-grid ref 36K28117208067592); thence on true bearing of approximately 225.54 for a distance of approximately 0.02 kilometres to a point "BT" (grid ref 36K28118808067608); thence on a true bearing of approximately 224.00 for a distance of approximately 0.14 kilometres to a point "BU" (claim beacon-grid ref 36K28128498067711); thence on a true bearing of approximately 159.24 for a distance of approximately 0.05 kilometres to a point "BV" (grid ref 36K28126628067759); thence on a true bearing of approximately 159.08 for a distance of approximately 0.04 to appoint "BW" (claim beacon-grid ref 36K28125008067800); thence on true bearing of approximately 238.19 for a distance of approximately 0.30 kilometres to a point "BX" (claim beacon-grid ref 36K28150378067960); thence on a true bearing of approximately 238.13 for a distance of approximately 0.03 to a point "BY" (grid ref 36K28153148067978); thence on a true bearing of approximately 237.53 for a distance of approximately 0.13 kilometres to a point "BZ" (claim beacon-grid ref 36K28163778068046); thence on a true bearing of approximately 159.17 for a distance of approximately 0.02 kilometres to a point "CA" (grid ref 36K28163208068061); thence on a true bearing of approximately 158.49 for a distance of approximately 0.08 kilometres to a point "CB" (grid ref 36K28160348068133); thence on a true bearing of approximately 158.33 for a distance of 0.09 kilometres to a point "CC" (claim beacon-grid ref 36K28156878068218); thence on a true bearing of approximately 162.26 for a distance of approximately 0.30 kilometres to a point "CD" (grid ref 36K28147548068503); thence on a true bearing of approximately 162.24 for a distance of approximately 0.13 kilometres to a point "CE" (claim beacon-grid ref 36K28143498068626); thence on a true bearing of approximately 244.18 for a distance of approximately 0.30 kilometres to a point "CF" (claim beacon-grid ref 36K28170398068758); thence on a true bearing of approximately 244.18 for a distance of approximately 0.30 kilometres to a point "CG" (claim beacon-grid ref 36K28197298068891); thence on a true bearing of approximately 244.18 for a distance of approximately 0.28 kilometres to a point "CH" (claim beacon-grid ref 36K28222348069015); thence on a true bearing of approximately 338.15 for a distance of approximately 0.30 to a point "CJ" (claim beacon-grid ref 36K28233768068738); thence on a true bearing of approximately 338.16 for a distance of approximately 0.08 kilometres to a point "CK" (grid ref 36K28236668068667); thence on a true bearing of approximately 338.14 for a distance of approximately 0.13 kilometres to a point "CL" (claim beacon-grid ref 36K28241458068551); thence on a true bearing of approximately 251.29 for a distance of approximately 0.16 kilometres to a point "CM" (grid ref 36K28257028068605); thence on a true bearing of approximately 251.31 for distance of

251.32 for a distance of approximately 0.06 kilometres to a point "CP"(claim beacon-grid ref 36K28270508068651); thence on a true of approximately 330.49 for a distance of approximately 0.17 kilometres to a point "CQ" (claim beacon-grid ref 36K28279088068501); thence on a true bearing of approximately 330.50 for a distance of approximately 0.34 to a point "CR" (grid ref 36K28293988068241); thence on a true bearing of approximately 330.49 for a distance of approximately 0.09 kilometres to a point "CS" (claim beacon-grid ref 36K28298298068166); thence on a true bearing of approximately 46.06 for a distance of approximately 0.23 kilometres to a point "CT" (claim beacon-grid ref 36K28281728068003); thence on a true bearing of approximately 46.05 for a distance of approximately 0.19 kilometres to a point "CU" (grid ref 36K28268358067871); thence on a true bearing of approximately 75.45 for a distance of approximately 0.04 kilometres to a point "CV" (grid ref 36K28264378067861); thence on a true bearing of approximately 19.22 for a distance of approximately 0.05 kilometres to a point "CW" (grid ref 36K28262678067811); thence on a true bearing of approximately 18.21 for a distance of approximately 0.05 kilometres to a point "CX" (claim beacon-grid ref 36K28261148067763); thence on a true bearing of approximately 328.56 for a distance of approximately 0.10 kilometres to a point "CY" (claim beacon-grid ref 36K28266398067678); thence on a true bearing of approximately 329.04 for a distance of approximately 0.03 kilometres to a point "CZ" (grid ref 36F28268158067649); thence on a true bearing of approximately 329.05 for a distance of approximately 0.07 kilometres to a point "DA" (claim beacon–grid ref 36K28271588067593); thence on a true bearing of approximately 60.09 for a distance of approximately 0.30 kilometres to a point "DB" (claim beacon-grid ref 36K28245818067442); thence on a true bearing of approximately 60.07 for a distance of approximately 0.20 kilometres to a point "DC" (grid ref 36K28228658067341); thence on a true bearing of approximately 60.07 for a distance of approximately 0.27 kilometres to a point "DD" (claim beacon-grid ref 36K28205388067204); thence on a true bearing of 60.07 for a distance of approximately 0.22 kilometres to a point "DE" (grid ref 36K28186768067094); thence on at a true bearing of approximately 60.08 for a distance of approximately 0.11 kilometres to a point "DF" (claim beacon-grid ref 36K28177708067041); thence on a true bearing of 335.21 for a distance of approximately 0.04 kilometres to a point "DG" (grid ref 36K28179318067006); thence on a true bearing of approximately 335.22 for a distance of approximately 0.14 to a point "DH" (claim beacon-grid ref 36K28185378066878); thence on a true bearing of approximately 236.58 for a distance of 0.22 kilometres to a point "DJ" (claim beacon-grid ref 36K28204008067002); thence on a true bearing of approximately 321.47 for a distance of approximately 0.10 kilometres to a point "DK" (grid ref 36K28210328066923); thence on a true bearing of approximately 322.20 for a distance of approximately 0.10 kilometres to a point "DL" (claim beacon-grid ref 36K28216378066846); thence on true bearing of 48.59 for a distance of 0.30 kilometres to a point "DM" (grid ref 36K28193948066647); thence on a true bearing of approximately 48.59 for a distance of approximately 0.16 kilometres to a point "DN" (grid ref 36K28181778066539); thence on a true bearing of approximately 48.59 for a distance of approximately 0.01 to a point "DP" (claim beacon-grid ref 36K28180798066530); thence on a true bearing of approximately 331.10 for a distance of approximately 0.30 kilometres to a point "DQ" (claim beacon-grid ref 36K28195338066273); thence on a true bearing of approximately 337.06 for a distance of approximately 0.30 kilometres to a point "DR" (grid ref 36K28207308065997); thence on a true bearing of approximately 337.08 for a distance of approximately 0.13 kilometres to a point "DS" (claim beacon-grid ref 36K28212318065882); thence on a true bearing of approximately 46.13 for a distance of approximately 0.27 kilometres to a point "DT" (grid ref 36K28193378065696); thence on a bearing of approximately 38.13 for a distance of approximately 0.30 kilometres to a point "DU" (claim beacon-grid ref 36K28175038065458); thence on a true bearing of approximately 128.58 for a distance of 0.25 to a point "DV" (grid ref 36K28155548065613); thence on a true bearing of 128.58 for a distance of approximately 0.30 kilometres to a point "DW"(grid ref 36K28132348065796); thence on a true bearing of approximately 122.48 for a distance of approximately 0.15 kilometres to a point "DX" (claim beacon-grid ref

"DY"(grid ref 36K28100388065644); thence on a true bearing of approximately 39.34 for a distance of approximately 0.35 to a point "DZ" (claim beacon-grid ref 36K28078528065373); thence on true bearing of approximately 122.16 for a distance of approximately 0.27 to a point "EA" (claim beacon-grid ref 36K28055678065514); thence on true bearing of approximately 220.16 for a distance of approximately 0.30 kilometres to a point "EB" (grid ref 36K28074768065744); thence on a true bearing of 221.04 for a distance of 0.30 kilometres to a point "EC" (grid ref 36K28094058065971); thence on a true bearing of approximately 225.07 for a distance of approximately 0.10 kilometres to a point "ED" (claim beacon-grid ref 36K28100108066041); thence on a true bearing of approximately 129.08 for a distance of approximately 0.02 kilometres to a point "EE"(grid ref 36K28099508066053); thence on a true bearing of approximately 129.11 for a distance of approximately 0.07 kilometres to a point "EF"(claim beacon-grid ref 36K28093728066099); thence on a true bearing of approximately 69.19 for a distance of approximately 0.34 kilometres to a point "EG" (grid ref 3628061848065975); thence on a true bearing of approximately 59.28 for a distance of approximately 0.30 kilometres to a point "EH"(grid ref 36K28036158065820); thence on a true bearing of approximately 59.28 for a distance of approximately 0.16 kilometres to a point "EJ" (claim beacon-grid ref 36K28022868065739); thence on a true bearing of approximately 79.01 for a distance of approximately 0.62 kilometres to a point "EP" (claim beacon-grid ref 36K27961658065637); thence on a true bearing of approximately 81.59 for a distance of approximately 0.74 kilometres to a point "EU" (claim beacon-grid ref 36K27888908065520); thence on a true bearing of approximately 35.03 for a distance of 0.11 kilometres to a point "EV" (claim beacon-grid ref 36K27882868065432); thence on a true bearing of 70.25 for a distance of approximately 0.45kilometres to a point "EX" (claim beacon-grid ref 36K27840598065276); thence on a true bearing of approximately 354.47 for a distance of approximately 0.23kilometres to a point "EY" (claim beacon-grid ref 36K27842968065043); thence on a true bearing of approximately 03.11 for a distance of approximately 0.91 kilometres to the starting point "FB"(claim beacon-grid ref 36K27839558064131).

The mining lease will cover the following mining locations:

Registration no.	Claim name	Number of claims	Date granted
10904	AMATOLA	2.0	3/24/1964
10905	AMATOLA 2	2.0	3/24/1964
10906	AMATOLA 3	2.0	3/24/1964
10906	AMATOLA 3	2.0	3/24/1964
10907	AMATOLA 4	2.0	3/24/1964
10907	AMATOLA 4	2.0	3/24/1964
10908	AMATOLA 5	2.0	3/24/1964
10908	AMATOLA 5	2.0	3/24/1964
10909	AMATOLA 6	2.0	3/24/1964
10910	AMATOLA 7	2.0	3/24/1964
10911	AMATOLA 8	2.0	3/24/1964
10912	AMATOLA 9	2.0	3/24/1964
10913	AMATOLA 10	2.0	3/24/1964
10914	AMATOLA 11	2.0	3/24/1964
10915	AMATOLA 12	1.0	3/24/1964
10916	AMATOLA 13	2.0	3/24/1964
10917	AMATOLA 14	2.0	3/24/1964
10918	AMATOLA 15	2.0	3/24/1964
10919	AMATOLA 16	2.0	3/24/1964
10922	AMATOLA 19	2.0	3/24/1964
M6110	BATEWELL	2.0	27/11/1986
M6652	BATEWELL 2	2.0	27/03/1935
10285	BIRTHDAY	2.0	8/3/1955
21300	BIRTHDAY 4	1.0	31/12/1993
10934	BLACK PEG	2.0	15/05/1964
10935	BLACK PEG 2	2.0	15/05/1964
10936	BLACK PEG 3	2.0	15/05/1964
21298	BOJUM	1.0	31/12/1993
M5073	BOJUM	3.0	7/24/1928
10247	BOJUM 2	2.0	21/04/1954
9905	BOWDEN 2	2.0	27/01/1948
10250	BOWDEN 3	2.0	9/6/1954
M5638	BOWDENVALE	2.0	25/09/1932
10238	BOWDENVALE 2	2.0	4/3/1954
10239	BOWDENVALE 3	2.0	4/3/1954
8351	BUCKS	1.0	9/20/1937
M5091	CARNBRAE	2.0	11/23/1930
M5098	CARNBRAE 2	2.0	9/7/1930
M5338	CARNBRAE 3	2.0	13/10/1931
M5341	CARNBRAE 4	2.0	16/04/1931
M5600	CARNBRAE 5	2.0	5/2/1932
10199	CARNBRAE 8	2.0	23/06/1953
8250	CARNBRAE 11	2.0	4/19/1937
23445 BM	COL 2	5.0	31/12/1993
M5626	COMMONWEALTH	5.0	17/12/1932
M5627	COMMONWEALTH	2.0	17/06/1932
M 1140	CONNAUGHT	3.0	30/09/1902
M 5910	COQUETTE	2.0	29/10/1933
M 5911	COQUETTE 2	2.0	29/04/1933
9951	DUNSTABLE	2.0	11/20/1948
9952	DUNSTABLE WEST	2.0	20/11/1948
11018	DUNSTABLE 2	2.0	12/2/1965
11019	DUNSTABLE 3	2.0	12/2/1965
11020	DUNSTABLE 4	2.0	12/2/1965
11021	DUNSTABLE 5	2.0	12/2/1965
11022	DUNSTABLE 6	2.0	12/2/1965
11023	DUNSTABLE 7	2.0	12/2/1965
11024	DUNSTABLE 8	2.0	12/2/1965
11025	DUNSTABLE 9	2.0	12/2/1965
11026	DUNSTABLE 10	2.0	12/2/1965
11027	DUNSTABLE 11	2.0	12/2/1965
11028	DUNSTABLE 12	2.0	12/2/1965
11029	DUNSTABLE 13	2.0	12/2/1965
11030	DUNSTABLE 14	2.0	12/2/1965

11033	DUNSTABLE 17	2.0	12/2/1965
13816BM	DUNSTABLE 18	33.0	10/5/1965
13817BM	DUNSTABLE 19	26.0	10/5/1965
13818BM	DUNSTABLE 20	22.0	10/5/1965
18163BM	DUNSTABLE 21	5.0	24/04/1975
23434BM	DUNSTABLE 22	3.0	31/12/1993
M5225	FLOWING BOWL	2.0	27/07/1931
10357	FLOWING BOWL 2	2.0	5/9/1957
10683	FLOWING BOWL 3	2.0	8/3/1961
10684	FLOWING BOWL 4	2.0	8/3/1961
10685	FLOWING BOWL 5	2.0	8/3/1961
10686	FLOWING BOWL 6	2.0	8/3/1961
10879	FLOWING BOWL 7	2.0	18/01/1964
10880	FLOWING BOWL 8	2.0	18/01/1964
10881	FLOWING BOWL 9	2.0	1/18/1964
10882	FLOWING BOWL 10	2.0	1/18/1964
10882	FLOWING BOWL 10	2.0	1/18/1964
10883	FLOWING BOWL 11	2.0	1/18/1964
10884	FLOWING BOWL 12	2.0	1/18/1964
10885	FLOWING BOWL 13	2.0	1/18/1964
13186	FLOWING BOWL 14	2.0	10/2/1984
16571	FLOWING BOWL 14A	2.0	11/17/1988
16572	FLOWING BOWL 15	2.0	11/17/1988
16573	FLOWING BOWL 16	2.0	11/17/1988
16574	FLOWING BOWL 17	2.0	11/17/1988
16575	FLOWING BOWL 18	2.0	11/17/1988
16576	FLOWING BOWL 19	1.0	11/17/1988
10883	FLOWING BOWL 11	2.0	1/18/1964
10884	FLOWING BOWL 12	2.0	1/18/1964
10683	FLOWING BOWL 3	2.0	1/18/1964
10684	FLOWING BOWL 4	2.0	1/18/1964
10685	FLOWING BOWL 5	2.0	1/18/1964
10686	FLOWING BOWL 6	2.0	1/18/1964
10879	FLOWING BOWL 7	2.0	1/18/1964
10880	FLOWING BOWL 8	2.0	1/18/1964
10881	FLOWING BOWL 9	2.0	1/18/1964
10884	FLOWING BOWL 12	2.0	1/18/1964
10885	FLOWING BOWL 13	2.0	1/18/1964
M5895	GOLDEN BOWL	3.0	17/06/963
M5909	GOLDEN BOWL 2	2.0	29/06/1963
10768	GOLDEN SUNRISE	2.0	27/11/1962
10769	GOLDEN SUNRISE 2	2.0	27/11/1962
10770	GOLDEN SUNRISE 3	2.0	27/11/1962
10771	GOLDEN SUNRISE 4	2.0	27/11/1962
10772	GOLDEN SUNRISE 5	2.0	27/11/1962
10773	GOLDEN SUNRISE 6	2.0	27/11/1962

10775	GOLDEN SUNRISE 8	2.0	27/11/1962
10776	GOLDEN SUNRISE 9	2.0	27/11/1962
10777	GOLDEN SUNRISE 10	2.0	27/11/1962
10778	GOLDEN SUNRISE 11	2.0	27/11/1962
10779	GOLDEN SUNRISE 12	2.0	27/11/1962
10817	GOLDEN SUNRISE 13	2.0	04/071963
10818	GOLDEN SUNRISE 14	2.0	04/071963
10819	GOLDEN SUNRISE 15	2.0	04/071963
10820	GOLDEN SUNRISE 16	2.0	04/071963
10821	GOLDEN SUNRISE 17	2.0	04/071963
10822	GOLDEN SUNRISE 18	2.0	04/071963
10823	GOLDEN SUNRISE 19	2.0	04/071963
10824	GOLDEN SUNRISE 20	2.0	04/071963
10825	GOLDEN SUNRISE 21	2.0	04/071963
10888	GOLDEN SUNRISE 22	2.0	2/18/1964
10889	GOLDEN SUNRISE 23	2.0	2/18/1964
10890	GOLDEN SUNRISE 24	2.0	2/18/1964
10891	GOLDEN SUNRISE 25	2.0	2/18/1964
10981	GOLDEN SUNRISE 26	2.0	10/2/1964
10982	GOLDEN SUNRISE 27	2.0	10/2/1964
11083	GOLDEN SUNRISE 28	2.0	6/21/1965
11084	GOLDEN SUNRISE 29	2.0	6/21/1965
11085	GOLDEN SUNRISE 30	2.0	6/21/1965
11086	GOLDEN SUNRISE 31	2.0	6/21/1965
11087	GOLDEN SUNRISE 32	2.0	6/21/1965
11930	GOLDEN SUNRISE 33	2.0	2/13/1975
11959	GOLDEN SUNRISE 34	2.0	
11978	GOLDEN SUNRISE 35	2.0	
11979	GOLDEN SUNRISE 36	2.0	4/17/1975
11980	GOLDEN SUNRISE 37	2.0	4/17/1975
11999	GOLDEN SUNRISE 38	2.0	5/20/1975
20304 BM	GOLDEN SUNRISE 39	5.0	10/2/1984
20305 BM	GOLDEN SUNRISE 40	4.0	10/2/1984
20306 BM	GOLDEN SUNRISE 41	5.0	10/2/1984
M1224	JUMBO	2.0	29/03/1989
9104	JUMBO 2	2.0	13/06/1941
M 1426	JUMBO E	2.0	16/03/1904
M 1125	JUMBO 1N W	2.0	29/03/1904
M H O 96	JUMBO N E EXT	3.0	29/09/1902
M 1223	MARLOW	2.0	4/5/1904
11134 BM	MONICA	5.0	15/12/1958
21548'BM	MONICA 2	4.0	29/06/1988
M1225	NEW ADRIATIC	3.0	5/12/1904
19861 BM	NEW YEAR 8	30.0	9/3/1982
19862 BM	NEW YEAR 9	5.0	9/3/1982

8876	NUCLEUS	2.0	2/28/1939
10335	NUCLEUS 2	1.0	12/1/1956
10523	NUCLEUS 3	1.0	10/2/1960
10635	NUCLEUS 4	2.0	12/10/1960
M 1216	RENO	3.0	22/11/1905
M 6517	RISBOROUGH	2.0	13/10/1934
7666	RISBOROUGH 2	2.0	10/1/1935
10240	RISBOROUGH 3	2.0	8/3/1954
21299	RISBOROUGH 4	1.0	31/12/1993
7581	SOS	2.0	30/12/1935
M 6470	SHELL	1.0	8/10/1934
M 1222	SHIPLAKE	3.0	4/11/1905
M 5653	SHIPLAKE 2	2.0	5/8/1932
M 5665	SHIPLAKE 3	1.0	17/08/1932
M 1221	SOHO	2.0	11/4/1905
M 5654	SOHO 2	1.0	5/8/1932
12180	STANLEY KOP	2.0	12/2/1977
12188	STANLEY KOP 2	2.0	15/04/1977
11135 BM	SUNRISE	5.0	12/15/1958
11390	SUNRISE 2	2.0	9/10/1969
11996	SUNRISE 3	2.0	1/5/1975
20307 BM	SUNRISE 4	14.0	10/2/1984
11034	TEGWANI 1	2.0	2/12/1965
11035	TEGWANI 2	2.0	2/12/1965
11036	TEGWANI 3	2.0	2/12/1965
11037	TEGWANI 4	2.0	2/12/1965
11038	TEGWANI 5	2.0	2/12/1965
11039	TEGWANI 6	2.0	2/12/1965
11040	TEGWANI 7	2.0	2/12/1965
11080	TEGWANI 8	2.0	17/06/1965
11081	TEGWANI 9	2.0	17/06/1965
11082	TEGWANI 10	2.0	17/06/1965
23399 BM	TEGWANI 11	5.0	31/12/1993
23400 BM	TEGWANI 12	3.0	31/12/1993
23401 BM	TEGWANI 13	5.0	31/12/1993
23402 BM	TEGWANI 14	5.0	31/12/1993
23403 BM	TEGWANI 15	3.0	31/12/1993
23404 BM	TEGWANI 16	4.0	31/12/1993
21263	TIT BITS A	1.0	31/12/1993
M 1141	TIT BITS	3.0	28/02/1911
118 77 BM	TRINOMER	3.0	23/03/1960
15322	TRINOMER 2	1.0	11/11/1986
12248	ULLADALE	2.0	27/06/1979
10162	WELL	2.0	5/8/1964
13556 BM	BOSUN	2.0	5/8/1964
22569	GLANDORE	2.0	31/10/1964
6764 BM	GLENVIEW	5.0	20/07/1953
6810 BM	GLENVIEW 2	5.0	22/07/1953
5682 BM	PLUM	2.0	20/01/1951
6467 BM	PLUM 3	5.0	3/11/1952
12014 BM	PLUM 4	5.0	8/7/1960
12063 BM	PLUM 5	5.0	8/8/1960
TOTAL		**605.0**	

General Notice 174 of 2015.

STATE PROCUREMENT BOARD

Tenders Invited

TENDERS must be enclosed in sealed envelopes, endorsed on the outside with the advertised tender number, description, closing date and must be posted in time to be sorted into Post Office Box Number CY 408, Causeway, or delivered by hand to the Principal Officer, State Procurement Board, Fifth Floor, Old Reserve Bank Building, Samora Machel Avenue, Harare, before 10.00 a.m. on the closing date.

C. NYANHETE,
5-6-2015. Principal Officer, State Procurement Board.

Tender number

POSB01./2015. Provision of uniformed guards. Tenders are invited from registered security guard firms for the provision of 24 hour armed security guard services to The People's Own Savings Bank (POSB). Documents for this tender are obtainable from the Finance Office, Fourth Floor, Causeway Building, corner Third Street and Central Avenue, Harare, upon payment of a non-refundable deposit fee of US$10,00 per set. The closing date is 7th July, 2015.

General Notice 175 of 2015.

STATE PROCUREMENT BOARD

Tenders Invited

TENDERS must be enclosed in sealed envelopes, endorsed on the outside with the advertised tender number, description, closing date and must be posted in time to be sorted into Post Office Box Number CY 408, Causeway, or delivered by hand to the Principal Officer, State Procurement Board, Fifth Floor, Old Reserve Bank Building, Samora Machel Avenue, Harare, before 10.00 a.m. on the closing date.

C. NYANHETE,
5-6-2015. Principal Officer, State Procurement Board.

Tender number

COB/ESD/C1/2015. City of Bulawayo invites bids for the supply and delivery of water treatment chemicals on an "as and when required" basis for a period of one year as follows:

Lot	Description	Estimated quantity
A	Aluminum Sulphate	2 016 000 kg
B	Chlorine Gas	115 980 kg
C	Ammonia Gas	11,200 kg
D	Lime	63 900 kg
E	Poly-Electrolyte	12,600 kg
F	HTH	28,700 kg

Tender documents with specifications are obtainable upon payment of a non-refundable fee of US$10,00, from the Director of Engineering Services, Municipal Offices, Sixth Floor, Leopold Takawira Avenue/Josiah Tongogara Street, Bulawayo, during office hours (8.00 a.m. to 4.00 p.m.) as from 8th June, 2015.

A compulsory pre-tender conference shall be held on 16th June, 2015, at the Municipal Offices, Sixth Floor, Conference